                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 18, 2001
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                                0-17288              75-2193593
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(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)

                  5847 San Felipe, Suite 900, Houston, TX 77057
                  ---------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits

         99.1  Press Release of Tidel Technologies, Inc. dated October 18, 2001.

Item 9.  Regulation FD Disclosure.

            On October 18, 2001 Tidel Technologies,  Inc. issued a press release discussing its fourth quarter ATM shipments,  a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Tidel Technologies, Inc.

Dated: October 19, 2001                      By:  /s/ Leonard Carr
                                                --------------------------------
                                             Name: Leonard Carr
                                             Title: Senior Vice President